UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant Rule §240.14a-11(c) or §240.14a-2

Tenax Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TENAX THERAPEUTICS, INC.

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(919) 855-2100

Notice of Special Meeting of Stockholders and Proxy Statement

To Be Held on [●], 2023

Dear Stockholder:

Notice is hereby given that Tenax Therapeutics, Inc. (the “Company”) will hold a special meeting of stockholders (the “Special Meeting”) on [●], 2023, at [●], Eastern Time at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina.

The purpose of the Special Meeting is to propose and act upon the following matters:

1.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors;

2.

To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve Proposal 1; and

3.	To consider and take action upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote “FOR” the above proposals.

These matters are more fully described in the Proxy Statement accompanying this Notice. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Special Meeting. If you were a stockholder of record of Company common stock as of the close of business on [●], 2023, you are entitled to receive this Notice and vote at the Special Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the Special Meeting may be examined at our principal executive offices in Chapel Hill, North Carolina during ordinary business hours for the 10-day period preceding the Special Meeting for any purposes related to the meeting.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Special Meeting.

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Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

If you have any questions, or require any assistance

with voting your shares, please contact:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone for Banks and Brokers: 203-658-9400

Stockholders may call toll-free: 800-607-0088

Email: Tenx.info@investor.morrowsodali.com

[●], 2023

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chairman of the Board of Directors

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TENAX THERAPEUTICS, INC.

Proxy Statement

For the

Special Meeting of Stockholders

To Be Held on [●], 2023

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TENAX THERAPEUTICS, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2023

Information Concerning Solicitation and Voting

The Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy are available at https://investors.tenaxthera.com/ and www.proxyvote.com.

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Special Meeting to be held on [●], 2023, at [●], Eastern Time at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. Only stockholders of record at the close of business on [●], 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. We mailed our proxy materials on or about [●], 2023 to our stockholders of record and beneficial owners as of the close of business on the Record Date.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Special Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Special Meeting.

We have engaged Morrow Sodali LLC (“Morrow Sodali”), a professional proxy solicitation firm, at an approximate base cost of $[●] (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Morrow Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Morrow Sodali. Our directors and employees may solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Special Meeting. Our Proxy Statement is also available at www.proxyvote.com.

All references in this Proxy Statement to “Tenax”, “the Company”, “we”, “our”, and “us” mean Tenax Therapeutics, Inc.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Will the Special Meeting be conducted in person?

We currently intend to hold the Special Meeting in person at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina. However, if it becomes necessary to change the date, time, location, and/or format of the Special Meeting, in lieu of mailing additional soliciting materials or amending this Proxy Statement, we will announce the decision in advance by issuing a press release, filing the announcement with the SEC and taking other reasonable steps to notify other parties involved in the proxy process of the change(s). Any such press release and filing with the SEC will also be available on our website at investors.tenaxthera.com/news.

We recommend that you monitor our press releases or filings with the SEC in the event that circumstances require us to change the date, time, location or format of the Special Meeting, particularly if you plan to attend the Special Meeting in person. We encourage all stockholders to vote their shares prior to the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How may I vote my shares at the Special Meeting?” to ensure that your vote will be counted in the event that you later decide not to attend the Special Meeting.

Who may vote at the Special Meeting?

Our Board of Directors set [●], 2023 as the Record Date for the Special Meeting. If you owned shares of our common stock at the close of business on [●], 2023, you may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on.

As of the close of business on [●], 2023, there were [●] shares of our common stock outstanding and entitled to vote at the Special Meeting.

A list of the stockholders entitled to vote at the Special Meeting may be examined at our principal executive office in Chapel Hill, North Carolina during ordinary business hours for the ten-day period preceding the Special Meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. You will need to present a form of personal photo identification in order to be admitted to the Special Meeting.

Beneficial Owner. If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name”. This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Special Meeting.

Your broker, bank or other nominee has enclosed a Voter Instruction Card for you to use in directing your broker, bank or other nominee as to how to vote your shares. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed Voter Instruction Card, to vote your shares in line with our Board of Directors’ recommendations on the Voter Instruction Card.

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What is the quorum requirement for the Special Meeting?

One-third of our outstanding shares of capital stock entitled to vote as of the Record Date must be present at the Special Meeting in order for us to hold the Special Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Special Meeting if you:

•	Are present and entitled to vote in person at the Special Meeting;

•	Properly submitted a proxy card or Voter Instruction Card; or

•	Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

Abstentions and broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are present in person or by proxy at the Special Meeting but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless.

What proposals will be voted on at the Special Meeting?

The two proposals to be voted on at the Special Meeting are as follows:

1.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”); and

2.

To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve one or more of the proposals presented at the Special Meeting (the “Adjournment Proposal”).

We will also consider any other business that properly comes before the Special Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

What is a broker non-vote, and will there be any broker non-votes at the Special Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Proposal 1, the Reverse Stock Split Proposal, and Proposal 2, the Adjournment Proposal, are both considered to be routine proposals, and brokers have discretion to vote on such matters even if no instructions are received from the “street name” holder. As such, we do not expect any broker non-votes for Proposal 1 or Proposal 2.

What vote is required to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count votes “For”, “Against,” abstentions, and, if applicable, broker non-votes. The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of each proposal:

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Proposal Number	Proposal Description	Vote for Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Approval of the Reverse Stock Split Proposal	“For” votes from the holders of a majority of the votes cast on Proposal 1	Abstentions will have no effect	No broker non-votes are expected

2	Approval of the Adjournment Proposal	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

Can I access these proxy materials on the Internet?

Yes. The Notice of Special Meeting and Proxy Statement are available for viewing, printing, and downloading at www.proxyvote.com. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Special Meeting.

How may I vote my shares at the Special Meeting?

If your common stock is held by a broker, bank or nominee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.proxyvote.com and following the voting instructions on that website;

•	Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by calling the toll-free number 1-800-690-6903 and following the recorded instructions;

•	By Mail. By completing, dating, signing, and returning the Proxy Card that you receive in your proxy materials; or

•	In Person at the Special Meeting. All stockholders of record may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Special Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on [●], 2023. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

If you have any questions or need assistance voting, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the Special Meeting. Stockholders may call toll free at (800) 607-0088 or email at Tenx.info@investor.morrowsoldali.com. Brokers and banks may call 203-658-9400.

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What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a “proxy”. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board of Directors has designated Christopher Giordano and Eliot Lurier as the Company’s proxies for the Special Meeting.

How can I change my vote after submitting it?

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Special Meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Special Meeting;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Special Meeting;

•	Attending the Special Meeting and voting at the meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy); or

•	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM ET on [●], 2023.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote at the Special Meeting by following the instructions provided by your bank, broker or other nominee to participate in the Special Meeting.

What does it mean if I receive more than one proxy card or Voter Instruction Card?

It means that you have multiple accounts at the transfer agent or with banks, brokers or other nominees. Please complete and return all proxy cards or Voter Instruction Cards to ensure that all of your shares are voted. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Who will pay the costs of soliciting these proxies, and how are they being solicited?

We have engaged Morrow Sodali, a professional proxy solicitation firm, at an approximate costs of $[●] (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Morrow Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Morrow Sodali. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

If you choose to access the proxy materials and/or submit a proxy to vote on the Internet or telephonically, you are responsible for access charges you may incur.

Where can I find the voting results of the Special Meeting?

We plan to announce the preliminary voting results at the Special Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the Special Meeting.

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Whom do I contact if I have questions about the Special Meeting or how to submit or revoke my proxy?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT  06902

Telephone for Banks and Brokers: 203-658-9400

Stockholders may call toll-free: 800-607-0088

Email: Tenx.info@investor.morrowsodali.com

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PROPOSAL 1

APPROVAL OF REVERSE STOCK SPLIT

The Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Charter”), to affect a reverse stock split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”). The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Annex A.

Approval of the proposal would permit (but not require) our Board of Directors to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-ten (1:10) and not more than one-for-eighty (1:80) (a “Reverse Stock Split”), with the exact ratio to be set at a number within this range as determined by our Board in its sole discretion, provided that the Company effects a Reverse Stock Split no later than one year following the approval of this proposal by stockholders. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement a Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if a stock split is implemented by our Board, it may consider a variety of factors.

Our Board of Directors reserves the right to elect to abandon a Reverse Stock Split, including the proposed Reverse Stock Split ratio, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for a Reverse Stock Split determined by our Board of Directors, no less than ten (10) and no more than eighty (80) shares of outstanding common stock, as determined by our Board, will be combined into one share of common stock. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

Reasons for a Reverse Stock Split; Potential Consequences of a Reverse Stock Split

In order to help our common stock remain listed on the Nasdaq Capital Market by trading at or above $1.00 again, the Company is requesting stockholders grant the Board of Directors the option to execute a Reverse Stock Split. The leading proxy advisory firm, ISS, recommended stockholders vote FOR of all proposals before Tenax Therapeutics stockholders at the 2023 annual meeting, including the reverse stock split.

Necessary to Maintain Nasdaq Listing

The Company’s primary reason for recommending that stockholders approve a Reverse Stock Split is to help the Company regain compliance with the continued listing requirements of Nasdaq Listing Rules. The Company believes that if the Reverse Stock Split proposal is not approved by its stockholders, the Company’s common stock will be delisted from The Nasdaq Capital Market, which is likely to negatively impact the Company and liquidity of its common stock.

Previously, on February 17, 2022, we received written notice (the “Prior Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) that for the previous 30 consecutive business days the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Pursuant to the Prior Notice, we had until August 16, 2022 to regain compliance with the Bid Price Rule, which was subsequently extended to February 13, 2023 as a result of the Company’s application for an extension of the compliance period with Nasdaq. On January 3, 2023, we amended our Charter to effect a one-for-twenty (1-for-20) reverse stock split (the “Prior Reverse Stock Split”) of our common stock. The Prior Reverse Stock Split was effective on January 4, 2023 and had been approved by our stockholders on June 10, 2022. Following the Prior Reverse Stock Split, on January 20, 2023, we received written notice from Nasdaq that we had regained compliance with the Bid Price Rule under the Prior Notice.

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However, more recently, our common stock has traded below $1.00 and on March 29, 2023, we received a subsequent letter from Nasdaq notifying the Company that we were no longer in compliance with the Bid Price Rule. The Nasdaq letter had no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a compliance period of 180 calendar days, or until September 25, 2023, to regain compliance with the Bid Price Rule, which was later extended by Nasdaq for an additional 180-day compliance period, or until March 25, 2024. In connection with the extension, we provided written notice of our intention to cure the bid price deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If at any time before March 25, 2024 the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with a written confirmation of compliance with the Bid Price Rule.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of our common stock. Although the intent of a Reverse Stock Split is to increase the price of our common stock, there can be no assurance that, even if we effect a Reverse Stock Split, the bid price of the Company’s common stock will be sufficient for the Company to regain and maintain compliance with the Bid Price Rule or that Nasdaq will grant the Company additional 180-day periods to comply with the Bid Price Rule in the future (particularly if the Company effects one or more reverse stock splits over a two-year period with a cumulative ratio of 250 shares or more to one).

More Attractive to a Broad Range of Investors

In addition, the Company believes a Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of its common stock may prevent or deter certain institutional investors, professional investors and other members of the investing public from purchasing stock. The Company believes that a Reverse Stock Split will make its common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

There can be no assurance that a Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Stock Split, that as a result of a Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq, or that the market price of our common stock will not decrease in the future.

Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The market price per share of our common stock after the Prior Reverse Stock Split did not increase in proportion to the reduction in the number of shares of common stock outstanding before the Prior Reverse Stock Split.

Criteria the Board May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider various factors, including:

•	the historical trading price and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•	the listing requirements, other rules and guidance from Nasdaq;

•	the number of shares of our Common Stock outstanding;

•	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

•	prevailing general market, legal and economic conditions.

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Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Split Effective Time”) of a Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Annex A. The exact timing of the filing of a Reverse Stock Split Amendment and the ratio of a Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action, and at what ratio, will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Reverse Stock Split Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with a Reverse Stock Split. If a Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by the date that is one year following the approval of this Proposal 1 by our stockholders, our Board will abandon a Reverse Stock Split.

Principal Effects of a Reverse Stock Split

A Reverse Stock Split will be effected simultaneously for all outstanding shares of Company common stock. A Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a Reverse Stock Split results in any stockholders owning a fractional share. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable. A Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

 As of the Split Effective Time, the Company will adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire shares of common stock. In addition, as of the Split Effective Time, the Company will adjust and proportionately decrease the total number of shares of common stock that may be the subject of the future grants under stock option plans.

 As an example, the following table illustrates the effects of a one-for-ten (1:10) and a one-for-eighty (1:80) reverse stock split (without giving effect to the treatment of fractional shares) as of [●], 2023:

	Prior to Reverse Stock Split	After 1:10 Reverse Stock Split	After 1:80 Reverse Stock Split

Common stock outstanding	[●]	[●]	[●]

Common stock issuable pursuant to outstanding equity awards	[●]	[●]	[●]

Common stock issuable pursuant to outstanding warrants	[●]	[●]	[●]

Authorized Shares of Common Stock

 A Reverse Stock Split will not change the number of authorized shares or the par value of the Company’s common stock under the Charter. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Charter, our authorized capital stock consists of 400,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq Listing Rules, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

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Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Split Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her, their, or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her, their, or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of a Reverse Stock Split, subject to the treatment of fractional shares. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we will treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect a Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES(S) UNTIL REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a Reverse Stock Split, and we do not intend to voluntarily provide our stockholders with such rights.

14

Potential Anti-Takeover Effect

Even though a Reverse Stock Split would result in an increased proportion of unissued authorized shares to be issued, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to affect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Fractional Shares

Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The ownership of a fractional share interest following a Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of a Reverse Stock Split on Equity Incentive Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split as was the case immediately preceding a Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

A Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to a Reverse Stock Split. Reported per-share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of a Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a “U.S. holder”, which means a beneficial owner of our common stock that is (i) a citizen or individual resident of the United States, (ii) an entity taxable as a corporation for U.S. tax purposes and organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to stockholders that (i) may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, and dealers in securities or currencies, (ii) hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) do not hold our common stock as a “capital asset” (generally, property held for investment). In addition, this summary does not consider the effects of any federal, state, local, foreign, or other tax laws other than the U.S. federal income tax laws.

15

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences to them and their owners of a Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings, and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the Reverse Stock Split to any U.S. holder may vary depending upon such holder’s particular facts and circumstances.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

A Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Thus, a stockholder generally will not recognize gain or loss on an exchange of common shares for common shares in a Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the Reverse Stock Split will equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-Reverse Stock Split shares of common stock should include the holding period of pre-Reverse Stock Split shares of common stock surrendered. U.S. holders of shares of common stock should consult their tax advisors regarding the applicable rules for allocating the tax basis and holding period of the surrendered pre-Reverse Stock Split shares of common stock to the post-Reverse Stock Split shares of common stock received in the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

No gain or loss will be recognized by the Company as a result of a Reverse Stock Split.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of common stock in the Reverse Stock Split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) are attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-Reverse Stock Split share of common stock received in exchange for a fractional pre-Reverse Stock Split share of common stock).

16

Vote Required

Provided there is a quorum for the Special Meeting, and in accordance with the recently approved Section 242(d) of the Delaware General Corporation Law, approval of the Reverse Stock Split Amendment requires the votes cast for this Proposal 1 to exceed the votes cast against the amendment. Abstentions will have no effect on the outcome of Proposal 1 because they are not considered “votes cast”. Under applicable stock exchange rules, brokers are permitted to vote shares held for a customer on “routine” matters, such as this Proposal 1, without specific instructions from the customer. Therefore, we do not expect any broker non-votes on this Proposal 1.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Reverse Stock Split Amendment.

17

PROPOSAL 2:

ADJOURNMENT OF THE SPECIAL MEETING,

IF NECESSARY, TO CONTINUE TO SOLICIT VOTES

The Board of Directors believes that if there are insufficient votes by the Company’s stockholders of record to approve Proposal 1 presented at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve Proposal 1.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the votes to be cast by holders of our common stock will vote against Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and use the additional time to solicit the holders of those shares to change their vote in favor of such proposal.

If the Adjournment Proposal is not approved by our stockholders, we may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

Required Vote

Provided there is a quorum for the Special Meeting, approval of the adjournment of the Special Meeting, if necessary, to continue to solicit votes in favor of Proposal 1 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and we do not expect broker non-votes on this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Adjournment Proposal.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of [●], 2023, the number and percentage of the outstanding shares of common stock that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our named executive officers for the prior fiscal year (Messrs. Giordano and Lurier and Dr. Rich), (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
Armistice Capital, LLC (3) 510 Madison Avenue, 7th Floor New York, NY 10022	[●]	[●]	%
Officers and Directors
June Almenoff, MD, Phd(4)	[●]	*
Michael Davidson, MD (5)	[●]	*
Declan Doogan, MD (6)	[●]	*
Christopher T. Giordano (7)	[●]	*
Robyn M. Hunter(8)	[●]	*
Eliot M. Lurier	[●]	*
Gerald T. Proehl (9)	[●]	*
Stuart Rich, MD (10)	[●]	*
All current officers and directors as a group (8 persons) (11)	[●]	[●]	%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.
(2)

Based upon [●] shares of common stock outstanding on [●], 2023. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of [●], 2023 through the exercise of any stock options, warrants or other rights or the conversion of preferred stock. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Armistice Capital, LLC and Armistice Capital Master Fund Ltd. (the “Master Fund”) have voting and dispositive power over up to [●] shares issuable upon the exercise of warrants. All of the warrants held by the Master Fund are subject to beneficial ownership limitations of either 4.99% or 9.99%, which prohibit the Master Fund from exercising any portion of any warrant to the extent that, following such exercise, the Master Fund’s ownership of the common stock would exceed the relevant beneficial ownership limitation. The beneficial ownership limitations, taken as a whole, cap the Master Fund’s ownership in the common stock at 9.99% of the Company’s outstanding shares, other than to the extent the Master Fund were to acquire additional shares on the open market. Consequently, the Master Fund is not able to exercise all of its warrants due to the aforementioned beneficial ownership limitations, which is reflected in the table above.

(4)	With respect to Dr. Almenoff, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(5)	With respect to Dr. Davidson, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(6)	With respect to Dr. Doogan, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(7)	With respect to Mr. Giordano, consists of [●]shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(8)	With respect to Ms. Hunter, consists of [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(9)	With respect to Mr. Proehl, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.
(10)

With respect to Dr. Rich, includes (i) [●]shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023, (ii) [●] shares of common stock held by the Andrea Rich 2021 Irrevocable Trust of which Dr. Rich is a co-trustee and (iii) [●] shares of common stock held by the Stuart Rich 2022 Irrevocable Trust of which Dr. Rich is special asset advisor.

(11)	With respect to all current officers and directors as a group, includes [●] shares of common stock subject to options that are vested or vesting within 60 days of [●], 2023.

19

STOCKHOLDER PROPOSALS

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2024 annual meeting of stockholders, it must be delivered to our principal executive offices located at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 by December 30, 2023; however, if the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the date of the first anniversary of the 2023 annual meeting, June 9, 2023, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting of stockholders.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement for such meeting. You may write to our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to our bylaws. The required notice must be in writing, include the information set forth in the bylaws and be received at our principal executive offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. In order to comply with the time periods set forth in our bylaws, appropriate notice for the 2024 annual meeting of stockholders would need to be provided to our corporate secretary no earlier than January 11, 2024, and no later than February 10, 2024.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the “universal proxy rules,” stockholders who intend to solicit proxies in support of director nominees at the 2024 annual meeting must include the additional information required by Rule 14a-19(b) under the Exchange Act.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 14, 2024.

HOUSEHOLDING MATERIALS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of these proxy materials may have been sent to multiple stockholders in your household. Upon written or oral request, the Company will promptly deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered. If you would prefer to receive separate copies of the proxy materials either now or in the future, please contact our Corporate Secretary by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. In addition, stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of the proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC is accessible free of charge on our website at http://www.tenaxthera.com under Investor Relations - SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2022 and 2021, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2022. You can request a copy of our Annual Report on Form 10-K free of charge by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. Please include your contact information with the request.

20

REQUESTS FOR DIRECTIONS TO THE SPECIAL MEETING OF STOCKHOLDERS

The Special Meeting will be held on [●], 2023 at the offices of Tenax Therapeutics, Inc. at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at [●], Eastern Time. Requests for directions to the Special Meeting location may be directed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

OTHER MATTERS

We do not know of any additional matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: [●], 2023

21

Annex A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION, AS AMENDED

OF

TENAX THERAPEUTICS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”), of Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:  Article IV of the Certificate is hereby amended by adding the following Section K:

“K.          The issued and outstanding Common Stock of the corporation, $0.0001 par value, shall, at 5:00 p.m., Eastern Standard Time, on [•], 202[•] (the “202[•] Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the 202[• ]  Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [•] ([•]) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the 202[•]  Effective Time. Shares of Common Stock that were outstanding prior to the 202[•] Effective Time and that are not outstanding after the 202[] Effective Time shall resume the status of authorized but unissued shares of Common Stock. To the extent that any stockholder shall be deemed after the 202[•]  Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.

The reverse stock split shall occur without any further action on the part of the Corporation or the holders of shares of common stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. Each stock certificate that, immediately prior to the 202[•] Effective Time, represented shares of Common Stock shall, after the 202[•] Effective Time, represent that number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Common Stock prior to the 202[•] Effective Time shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified, as well as any whole share in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

SECOND:  Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on April 17, 2008, and amended on November 4, 2009, May 10, 2013, September 8, 2014, February 22, 2018 and January 3, 2023 shall remain in full force and effect.

 THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH : That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [•], 202[•].

A-1

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Certificate of Incorporation, as amended, this [•] day of [•], 202[•].

TENAX THERAPEUTICS, INC.

By:
Name:
Title:

A-2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000621087_1 R1.0.0.6